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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------


       Date of Report (Date of earliest event reported): January 31, 2003

                           WOODWORKERS WAREHOUSE, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                                              04-3579658
--------------------------                        -----------------------------
(State or other jurisdiction                          (I.R.S. Employer
 of incorporation)                                  Identification Number)



                                    000-33289
                                    ---------
                            (Commission File Number)

                126 Oxford Street Lynn, Massachusetts 01901-1132
                ------------------------------------------------
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (781) 853-0900

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Item 5. Other Events

     On January 31, 2003, Woodworkers Warehouse, Inc. (the "Company"), received a waiver of its non-compliance with a financial covenant contained in its credit facility with Bank of America, N.A., Foothill Capital Corporation and Transamerica Business Corporation (the "Lenders"). Section 10.26 of the Second Amended and Restated Loan and Security Agreement by and among the Company and the Lenders (as amended as of October 31, 2002, the "Loan and Security Agreement"), required the Company to have a rolling 12-month EBITDA of $350,000 as of the end of its third fiscal quarter in 2002.

     The entire text of the Waiver Agreement, which is effective as of January 7, 2003, is included as Exhibit 99.1 to this Form 8-K.

     As stated in its Form 10-Q for the fiscal quarter ended November 23, 2002, the Company is currently seeking an amendment to the Loan and Security Agreement to adjust the fixed charges ratio financial covenant and the overadvance availability on terms more favorable to the Company and to extend the maturity date until June 1, 2004. The Company is currently negotiating with the Lenders and there can be no guarantee that the amendment will be obtained. If the amendment is not obtained, the Company may seek to obtain an alternate financing facility and there have been preliminary discussions with other lending sources.

Item 7.  Exhibits

99.1 Waiver Agreement, dated as of January 7, 2003, by and among Woodworkers Warehouse, Inc., Bank of America N.A., Foothill Capital Corporation and Transamerica Business Capital Corporation.

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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 4, 2003

                           WOODWORKERS WAREHOUSE, INC.

                           Registrant

                           By: /s/ Walter S. Spokowski
                               -----------------------
                               Name: Walter S. Spokowski
                               Title: President and Chief Executive Officer

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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.       Description                                       Page
-----------       -----------                                       ----
99.1              Waiver Agreement dated as of January 7, 2003        5
                  by and among Woodworkers Warehouse, Inc., Bank of America N.A., Foothill Capital
                  Corporation and Transamerica Business Capital
                  Corporation.